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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES AND EXCHANGE ACT OF 1934
                          Commission File No. 0-20008


                                  May 23, 1996


                                VTEL CORPORATION


A DELAWARE CORPORATION                            IRS EMPLOYER ID NO. 74-2415696


                              108 WILD BASIN ROAD
                              AUSTIN, TEXAS 78746
                                 512-314-2700
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ITEM 8.  CHANGE IN FISCAL YEAR.
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          On May 23, 1996, the Board of Directors of VTEL Corporation (the
Company) approved a change in the Company's fiscal year end from December 31 to July 31. The transition period resulting from the change in fiscal year will be reported on the Company's Annual Report on Form 10-K for the year ended July 31, 1996.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VTEL Corporation


          May 30, 1996          /s/       Rodney S. Bond
                                ----------------------------------
                                          Rodney S. Bond
                                      Chief Financial Officer
                                      Vice President-Finance
                                      Treasurer and Secretary
                                   (Principal Financial Officer
                                 and Principal Accounting Officer)